UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 19, 2022

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 19, 2022, Invacare Corporation (the "Company") held its 2022 Annual Meeting of Shareholders (the "2022 Annual Meeting"), at which the Company’s shareholders acted on proposals to: (1) elect eight directors to a one-year term that will expire at the annual meeting of shareholders in 2023; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year; and (3) approve, on an advisory basis, the compensation of the Company’s named executive officers.

Each of the following nominees was elected to the board of directors for a one-year term of office expiring at the annual meeting of shareholders in 2023 with respective votes as follows:

Nominees	For	Withheld	Broker Non-Votes
Susan H. Alexander	16,741,981	1,577,322	5,692,043
Julie A. Beck	16,743,386	1,575,917	5,692,043
Petra Danielsohn-Weil, PhD	17,600,924	718,379	5,692,043
Stephanie L. Fehr	17,632,953	686,350	5,692,043
Marc M. Gibeley	17,522,170	797,133	5,692,043
Matthew E. Monaghan	17,381,145	938,158	5,692,043
Clifford D. Nastas	17,551,364	767,939	5,692,043
Aron I. Schwartz	17,630,430	688,873	5,692,043
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year was approved with 23,667,182 votes for, 140,419 votes against and 203,745 votes abstained. There were no broker non-votes with respect to this proposal.
The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved with 17,076,501 votes for, 1,086,573 votes against, 156,229 votes abstained and 5,692,043 broker non-votes.
Item 8.01.    Other Events.
On May 19, 2022, following the retirement of C. Martin Harris, M.D. as a director of the Company at the 2022 Annual Meeting, the Board of Directors appointed Clifford D. Nastas to succeed Dr. Harris as lead independent director and as chair of the Nominating and Governance Committee. The Company thanks Dr. Harris for his 19 years of service on the Board of Directors.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: May 19, 2022	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel, Chief
Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).